Note 9 - Federal Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
NOTE 9 – FEDERAL INCOME TAXES

Federal income taxes consist of the following:

(In Thousands of Dollars)	2011	2010	2009
Current expense	$3,133	$1,013	$144
Deferred expense (benefit)	(1,299)	14	241
Change in deferred tax valuation allowance	0	485	659
Total	$1,834	$1,512	$1,044

A reconciliation of the difference between federal income tax expense and the amount computed by applying the federal statutory tax rate of 35% in 2011, 2010 and 2009 is as follows:

(In Thousands of Dollars)	2011	2010	2009
Tax at statutory rate	$2,610	$1,846	$1,307
Effect of tax-exempt interest	(443)	(489)	(554)
Deferred tax valuation allowance	0	485	659
Other	(333)	(330)	(368)
Federal income taxes	$1,834	$1,512	$1,044

Effective tax rate	25%	29%	28%

The components of deferred tax assets and liabilities consist of the following at December 31st year end:

(In Thousands of Dollars)
	2011	2010
Deferred tax assets:
Allowance for loan losses	$7,147	$5,215
Deferred compensation	718	0
Losses on capital investments	1,727	1,920
Other	1,304	675
Total deferred tax assets	10,896	7,810
Deferred tax liabilities:
Fixed assets	(1,851)	(982)
Mortgage servicing rights	(1,563)	(1,263)
Purchase accounting adjustments	(373)	(127)
Unrealized gain on securities available for sale	(1,492)	(75)
Other	(992)	(620)
Total deferred tax liabilities	(6,271)	(3,067)
Net deferred tax assets	4,625	4,743
Deferred tax valuation allowance	(1,143)	(1,143)
Net deferred tax assets	$3,482	$3,600

A valuation allowance related to deferred tax assets is required when it is considered more likely than not that all or part of the benefits related to such assets will not be realized. In reviewing the company’s position relative to deferred tax assets associated with certain incurred capital losses, management determined that a valuation adjustment of $1,143,000 was necessary at year end 2011, the same amount as year end 2010. These valuation adjustments are recorded through the income statement on the Federal income tax line item. Based on this determination, a non-cash charge was made to record the valuation adjustment, reducing our deferred tax asset, and increasing income tax expense by $485,000 in 2011. The establishment of a valuation allowance does not relinquish our rights to utilize the deferred asset, but rather recognizes that at the current time management does not believe the deferred asset will be able to be utilized prior to its expiration. The deferred assets for which the valuation allowance was established were related to capital losses for which we do not believe we will have capital gains to offset. These assets are: $70,000 to expire in 2012, and $589,000 to expire in 2015 and $485,000 for which an expiration date has yet to be established, as we have not sold the underlying stock.

Losses on capital investments have a three year carry back and five year carry forward time period for offset. The timeframe begins with the sale of the investment. Certain tax planning strategies have been established, including the possible sale and leaseback of certain of our facilities or other assets that management believes could be executed if necessary to retain the benefits listed above.

Net deferred tax assets at December 31, 2011 and 2010 are included in other assets in the accompanying consolidated balance sheets.